EXHIBIT 99-4I

  Exhibit (4)(i)  is a  sample stock  certificate for the  Equity
  Index Fund with the following text:
                             [FRONT]
  NUMBER                                                   SHARES

                            [PICTURE]

  This Certifies that  ____________________________ is the  owner

  of   ___________________________ Shares  of _____________  Each

  of the Capital Stock of

       transferable only on the books of the Corporation by the holder hereof in person or by Attorney, upon surrender of this Certificate properly endorsed.

       In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation

  This ____________ day of _______________  A.D. 19__.

                             [BACK]

                            CERTIFICATE
                             [PICTURE]

                           CAPITAL STOCK
                             ISSUED TO
                           ----------------

                           ----------------
                               DATED

       For  Value   Received,  _____  hereby  sell,   assign  and
  t   r   a   n   s   f   e   r                     u   n   t   o
  _________________________________________________________
  _____________________________________________________    Shares
  of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _________________
  ______________________________________________________________
  _ to transfer the said Stock on the books of the within named Corporation with full power or substitution in the premises.
       Dated ____________________ 19__
       I    n     p    r    e    s    e    n    c    e     o    f
  ___________________________________________
  ______________________________________________________________
  _

  NUMBER                                                   SHARES
  SPECIMEN




                     MANULIFE SERIES FUND, INC.
                         EQUITY INDEX FUND
                              MARYLAND



  THIS CERTIFIES  THAT   SPECIMEN    is the owner of ____________
  Shares of ___________________ each of the Capital Stock of transferable only on the books of the Corporation by the holder hereof in person or by Attorney, upon surrender of this Certificate properly endorsed.

       IN WITNESS WHEREOF,  the said Corporation has  caused this
       Certificate to be  signed by its duly  authorized officers and so be sealed with the Seal of the Corporation
                 this  ________  day  of  ________________   A.D.
  19_____






                         Shares _____ Each.